EXHIBIT 99.2

                                                Company Registration No. 2567531






GUILDSOFT LIMITED

Report and Financial Statements

30 September 1996







Deloitte & Touche

Queen Anne House
69-71 Queen Square
Bristol
BS1 4JP








                                                               GUILDSOFT LIMITED


REPORT AND FINANCIAL STATEMENTS 1996

CONTENTS


                                                                        Page


Officers and professional advisers                                       1

Directors' report                                                        2

Statement of directors' responsibilities                                 3

Auditors' report                                                         4

Profit and loss account                                                  5

Balance sheet                                                            6

Notes to the accounts                                                    7

Additional information                                                   11






                                                               GUILDSOFT LIMITED


REPORT AND FINANCIAL STATEMENTS 1996

OFFICERS AND PROFESSIONAL ADVISERS


DIRECTORS

J F Cave
S J Cave  (resigned 7 November  1996)
M A Holman  (resigned  7 November  1996)
B Gardner (appointed 7 November 1996)


SECRETARY

J F Cave


REGISTERED OFFICE

The Software Centre
East Way
Lee Mill Industrial Estate
Ivybridge
Nr Plymouth
PL21 9PE


BANKERS

Barclays Bank Plc
19 Princess Street
Plymouth
Devon
PL1 2HA


AUDITORS

Deloitte & Touche
Queen Anne House
69-71 Queen Square
Bristol
BS1 4JP



                                                               GUILDSOFT LIMITED


DIRECTORS REPORT

The directors present their annual report and the audited financial statements for the year ended 30 September 1996.

ACTIVITIES

The principal activity of the company continues to be the import and sale of computer software.

DIRECTORS AND THEIR INTERESTS

The present membership of the Board is set out on page 1.

The directors held no beneficial interests in the company during the year. Their interest in the ultimate parent company, Guildsoft Holdings Limited, are shown in the financial statements of that company.

None of the directors had an interest in any material contract during the year relating to the business of the company.


AUDITORS

A resolution for the reappointment of Deloitte & Touche as auditors of the company is to be proposed at the forthcoming Annual General Meeting.

Advantage has been taken in the preparation of this report of the special exemptions applicable to small companies under Part II of Schedule 8 to the Companies Act 1985.



Approved by the Board of Directors
and signed on behalf of the Board


/s/ J F Cave
------------
J F Cave
Secretary



                                                               GUILDSOFT LIMITED

STATEMENT OF DIRECTORS' RESPONSIBILITIES


Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to


    __     select suitable accounting policies and then apply them consistently;

    __     make judgements and estimates that are reasonable and prudent;

    __ prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.








                  --------------------------------------------------------------
                  Chartered Accountants

                  Deloitte & Touche            Telephone: National 0117 921 1622
                  Queen Anne House             International + 44 117 921 1622
                  69-71 Queen Square           Fax (Gp.3): 0117 929 2801
                  Bristol BS1 4JP




AUDITORS' REPORT TO THE MEMBERS OF

GUILDSOFT LIMITED


We have audited the financial statements on pages 5 to 10 which have been prepared under the accounting policies set out on page 7.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 3 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 30 September 1996 and of its loss for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985 applicable to small companies.


/s/ Deloitte & Touche                                            20 January 1997

Chartered Accountants and
Registered Auditors








PROFIT AND LOSS ACCOUNT
YEAR ENDED 30 SEPTEMBER 1996                                   GUILDSOFT LIMITED

                                                                Note           1996             1995
                                                                             (pound)          (pound)

TURNOVER:  continuing operations                                  2        1,223,948        1,204,523
Cost of sales                                                               (633,413)        (502,874)
                                                                            --------         --------
Gross profit                                                                 590,535          701,649

Distribution costs                                                           (47,574)         (49,915)
Administrative expenses                                                     (585,815)        (501,870)
                                                                            --------         --------
OPERATING (LOSS)/PROFIT:  continuing operations                              (42,854)         149,864

Interest receivable and similar income                                         2,456            1,582
Interest payable                                                                 (21)             (11)
                                                                           ---------         --------
(LOSS)/PROFIT ON ORDINARY ACTIVITIES                              3          (40,419)         151,435
BEFORE TAXATION

Tax on (loss)/profit on ordinary activities                       4              380          (42,160)
                                                                            --------         --------
(LOSS)/PROFIT FOR THE FINANCIAL YEAR                                         (40,039)         109,275

Dividends paid and proposed                                       5         (130,620)         (30,000)
                                                                            --------         --------
Retained (loss)/profit for the financial year                    10         (170,659)          79,275
                                                                            --------         --------


There are no recognized gains and losses for the current financial year and preceding financial year, other than as stated in the profit and loss account. Accordingly, no statement of total recognized gains and losses has been given.





                                                               GUILDSOFT LIMITED

BALANCE SHEET
30 SEPTEMBER 1996

                                                   Note           1996             1995
                                                                (pound)          (pound)
FIXED ASSETS
Tangible assets                                       6           54,631           49,532
                                                                --------         --------

CURRENT ASSETS
Stocks                                                           142,785           93,317
Debtors                                               7          327,118          254,584
Cash at bank and in hand                                          88,672           94,498
                                                                --------         --------
                                                                 558,575          442,399
                                                                --------         --------
CREDITORS: amounts falling
due within one year
Trade creditors                                                  317,501          127,220
Other creditors including
taxation and social security                          8          188,080           85,330
Accruals and deferred income                                      27,793           28,890
                                                                --------         --------
                                                                (533,374)        (241,440)
                                                                --------         --------
NET CURRENT ASSETS                                                25,201          200,959
                                                                --------         --------
NET ASSETS                                                        79,832          250,491
                                                                --------         --------
CAPITAL AND RESERVES
Called up share capital                               9            3,000            3,000
Profit and loss account                                           76,832          247,491
                                                                --------         --------
TOTAL EQUITY SHAREHOLDERS' FUNDS                     10           79,832          250,491
                                                                --------         --------

Advantage has been taken in the preparation of these accounts of the special exemptions available to small companies under Part 1 of Schedule 8 to the Companies Act 1985. In the opinion of the directors of the company is entitled to these exemptions on the grounds that it has met the qualifications for a small company specified in sections 246 and 247 of the Companies Act 1985.

These financial statements were approved by the Directors on 20 January, 1997.

Signed on behalf of the Board of Directors

/s/ J F Cave
-------------
J F Cave
Director

                                                               GUILDSOFT LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 September 1996

1.       ACCOUNTING POLICIES

         The financial statements are prepared in accordance with applicable accounting standards. The particular accounting policies adopted are described below.

         Accounting convention

         The financial statements are prepared under the historical cost convention.

         Tangible fixed assets

         Depreciation is provided on cost in equal annual installments over the estimated lives of the assets. The rates of depreciation are as follows:

                  Equipment                                   25% straight line
                  Fixtures and fittings                       20% straight line

         Stocks

         Stocks are stated at the lower of cost and net realisable  value.  Cost
         represents   materials,   direct  labour  and  appropriate   production
         overheads.

         Deferred taxation

         Deferred taxation is provided at the anticipated tax rates on differences arising from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the financial statements to the extent that it is probable that a liability will crystallise in the future.

         Foreign exchange

         Transactions denominated in foreign currencies are translated into sterling at the rates ruling at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates ruling at that date. These translation differences are dealt with in the profit and loss account.




                                                               GUILDSOFT LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 September 1996

2.       TURNOVER

         Turnover comprises the invoiced value of goods and services supplied by the company to third parties net of value added tax.

3.       (LOSS)/PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

         (Loss)/profit on ordinary activities before taxation is after charging:

                                                           1996           1995
                                                          (pound)        (pound)

Depreciation written off tangible fixed assets:
 Own assets                                                 27,686        27,176
Directors' remuneration                                     88,455        74,250
Auditors' remuneration                                       5,400         4,750
Loss on disposal of fixed assets                               788           843
                                                          --------      --------
4. TAX ON (LOSS)/PROFIT ON ORDINARY ACTIVITIES
                                                           1996           1995
                                                          (pound)        (pound)
United Kingdom corporation tax at 24.5% (1995 - 25%)         (380)        42,160
based on the (loss)/profit for the year                   --------      --------

5.  DIVIDENDS                                  1996                         1995
                                     Per share      Total       Per share        Total
                                      (pound)      (pound)       (pound)        (pound)
Dividends paid and proposed            43.54       130,620          10           30,000
                                     ---------     -------      ---------       -------

6.  TANGIBLE FIXED ASSETS                             Fixtures
                                    Equipment        & fittings         Total
                                     (pound)          (pound)          (pound)
Cost
at 1 October 1995                     75,289            30,102          105,391
Additions                             33,563                --           33,563
Disposals                             (3,622)           (1,877)          (5,499)
                                   ---------         ---------        ---------
at 30 September 1996                 105,230            28,225          133,455
                                   ---------         ---------        ---------

Accumulated depreciation
 at 1 October 1995                    44,182            11,677           55,859
 Charge in year                       22,041             5,645           27,686
 Disposals                            (3,622)           (1,099)          (4,721)
                                   ---------          --------         --------
at 30 September 1996                  62,601            16,223           78,824
                                   ---------          --------         --------
Net book value
 at 30 September 1996                 42,629            12,002           54,631
                                   ---------          --------         --------
 at 30 September 1995                 31,107            18,425           49,532
                                   ---------          --------         --------




                                                               GUILDSOFT LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 September 1996

7.  DEBTORS                                          1996             1995
                                                   (pound)         (pound)
Due within one year:

Trade debtors                                       231,856          228,368
Other debtors                                        12,291               --
Prepayments and accrued income                       49,963           11,216
Due from holding company                                 --           15,000
ACT recoverable                                      25,155               --
Corporation tax recoverable                           7,853               --
                                                   --------         --------
                                                    327,118          254,584
                                                   --------         --------

8.  OTHER CREDITORS INCLUDING TAXATION AND SOCIAL SECURITY
                                                    1996             1995
                                                   (pound)         (pound)
This heading includes:
 Taxation and social security                       33,715           32,968
 Corporation tax                                    32,655           42,187
 Directors' current accounts                         6,090           10,175
 Due to holding company                            115,620               --
                                                  --------         --------
                                                   188,080           85,330
                                                  --------         --------

9.  SHARE CAPITAL                                                   1996
                                                    No             (pound)

Authorised
Ordinary shares of(pound)1 each                     3,000            3,000
                                                 --------         --------
Allotted and fully paid
Ordinary shares of(pound)1 each                     3,000            3,000
                                                 --------         --------



                                                               GUILDSOFT LIMITED


NOTES TO THE ACCOUNTS
Year ended 30 September 1996

10.      COMBINED   RECONCILIATION  OF  MOVEMENTS  IN  SHAREHOLDERS'  FUNDS  AND
         STATEMENT OF MOVEMENTS ON RESERVES

                                         Called up share       Profit and loss
                                         capital               account             Total 1996    Total 1995(pound)
                                           (pound)               (pound)             (pound)
At the beginning of the year                    3,000               247,491            250,491       171,216
(Loss)/profit attributable to members               -               (40,039)           (40,039)      109,275
of the company
Dividends paid and proposed                         -              (130,620)          (130,620)       (30,000)
                                         ------------              ---------          ---------   ------------

At the end of the year                          3,000                76,832             79,832       250,491
                                         ============              =========          =========   ============


11.     OPERATING LEASE COMMITMENTS

         At 30 September 1996 the company was committed to making the following payments during the next year in respect of operating leases:

                                                                  Land and
                                                                 buildings
                                                     1996           1995
                                                    (pound)        (pound)
Leases which expire:
         Within one year                                 -             -
         Within two to five years                        -             -
         After five years                           27,500        27,500
                                                    ------        ------
                                                    27,500        27,500

         The land and buildings are leased from Guildsoft Holdings Limited, the ultimate parent company.

12.      ULTIMATE PARENT COMPANY

         The ultimate parent company is Guildsoft Holdings Limited, which is registered in England and Wales. Copies of the financial statements of Guildsoft Holdings Limited can be obtained from Companies House, Cardiff.

13.      EVENT OCCURRING AFTER THE END OF YEAR

         The ordinary shares of the parent company Guildsoft Holdings Limited were acquired on 7 November 1996 by the Datawatch Corporation.


                                                               GUILDSOFT LIMITED


ADDITIONAL INFORMATION

The additional information on pages 12 and 13 has been prepared from the accounting records of the company. While it does not form part of the statutory financial statements, it should be read in conjunction with them and the auditors' report thereon.





                                                               GUILDSOFT LIMITED


DETAILED TRADING, PROFIT AND LOSS ACCOUNT
Year ended 30 September 1996

                                                      1996               1995
                                                   (pound)            (pound)

Turnover                                         1,012,447            937,415

Less: Cost of sales
Opening stock                                       93,317             70,613
Purchases                                          682,881            525,578
                                                   -------            -------
                                                   776,198            596,191
Less: Closing stock                                142,785             93,317
                                                   -------             ------
                                                   633,413            502,874
                                                   -------            -------
Gross profit                                       379,034            434,541
Commission income                                  211,501            267,108
Interest received                                    2,456              1,582
                                                   -------            -------
                                                   592,991            703,231

Less:  Overheads
Selling and distribution costs                      47,574             49,915
Administrative expenses                            585,815            501,870
Interest payable                                        21                 11
                                                   -------            -------
                                                   633,410            551,796

Net (loss)/profit for the year                     (40,419)           151,435
                                                   ========           =======



                                                               GUILDSOFT LIMITED



DETAILED TRADING, PROFIT AND LOSS ACCOUNT
Year ended 30 September 1996

                                                    1996               1995
                                                   (pound)            (pound)
SELLING & DISTRIBUTION COSTS

Carriage and packaging costs                        47,574             49,915
                                                    ------             ------

ADMINISTRATIVE EXPENSES

Directors' remuneration                             88,455             74,250
Directors' employers NIC                             8,988              7,573
Office wages                                       172,180            160,854
Rent                                                27,500             27,500
Rates and water                                      3,163              6,852
Light and heat                                       3,942              4,962
Insurance                                           11,903              8,672
Telephone and fax                                   18,573             11,787
Repairs and renewals                                 8,138              6,462
Motor, travelling and subsistence                   28,683             29,389
Postage and stationery                              27,019             22,507
Advertising and marketing expenses                  84,917             86,667
Training costs                                       2,167              3,961
Sundry expenses                                      7,955              7,030
Accountancy and audit                                5,400              4,750
Professional fees                                    4,469                (28)
Bad debts                                            8,000              2,268
Provision against debtors                           22,605                  -
Keyman insurance                                     2,795              2,795
Credit card charges                                 16,720              3,743
Bank charges                                         3,779              1,837
Depreciation                                        27,686             27,196
Loss on sale of fixed assets                           778                843
                                                  --------           --------
                                                   585,815            501,870